UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 2006

                                 Puda Coal, Inc.
             (Exact name of registrant as specified in its charter)

                                    333-85306
                            (Commission File Number)

                  FLORIDA                              65-1129912
    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
      incorporation)


                   426 XUEFU STREET, TAIYUAN, SHANXI PROVINCE,
                         THE PEOPLE'S REPUBLIC OF CHINA
             (Address of principal executive offices, with zip code)

                               011 86 351 228 1302
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

         On November 20, 2006, the Company accepted the resignation of Lisheng Wang as director of the Company, effective on the same date. Mr. Wang does not have any disagreement with the Company known to an executive officer of the Company on any matter relating to the Company's operations, policies or practices. The Company's Board of Directors is seeking a new independent director to fill in the vacant director position created by Mr. Wang's departure.

         On November 20, 2006, the Company accepted the resignation of Yao Zhao as Chief Operating Officer of the Company, effective on the same date. Mr. Zhao does not have a formal employment agreement with the Company or Shanxi Puda Coal Group Co. Ltd., an entity controlled by the Company through contractual arrangements, and did not receive any severance payment upon his resignation. Mr. Zhao is still the manager of the Company's coal washing plant.

         On November 20, 2006, the Company appointed Wenwei Tian as the new Chief Operating Officer of the Company, effective on the same date. Mr. Tian was a project manager at China Digital Finance Company from July 2000 to August 2001 and a business analyst at Odyssey Applied Technologies Company from April to August 2002.

ITEM 8.01 OTHER EVENTS

The Company discovered certain errors in the information that was previously reported in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission (the "Commission") on March 30, 2006, Amendment No. 1 to Annual Report on Form 10-KSB/A filed with the Commission on May 17, 2006 and Registration Statement on Form SB-2 filed with the Commission on December 16, 2005, as amended, which has not become effective as of November 17, 2006, with respect to education and business background of the Company's directors and executive officers. The Company will correct such errors in Amendment No. 2 to Annual Report on Form 10-KSB/A to be filed with the Commission as soon as possible. After the discovery of such errors, the Company accepted the resignation of Mr. Wang as director of the Company and the resignation of Mr. Zhao as Chief Operating Officer. The Company is seeking a qualified Chief Financial Officer to replace the current Chief Financial Officer as well as more independent directors to sit on its Board of Directors. The Company also plans to adopt a code of conducts after the introduction of new independent director or directors to its Board of Directors.

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

FORWARD-LOOKING INFORMATION

         Information included in this current report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its affiliates to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "should," "expect," "anticipate," "estimate," "believe," "plan," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PUDA COAL, INC.



Date:  November 20, 2006            By:   /s/ Ming Zhao
                                          ------------------
                                          Ming Zhao
                                          Chief Executive Officer, President and
                                          Chairman of the Board




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